UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2022

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas
New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 17, 2022, fuboTV Inc. (the “Company”, “we” or “us”) issued a press release announcing certain preliminary unaudited financial results for the quarter ended September 30, 2022, as well as the planned dissolution of fubo Gaming Inc. discussed further in Item 8.01 below. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 2.02, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Preliminary Financial Results

On October 17, 2022, the Company announced certain preliminary unaudited financial results for the quarter ended September 30, 2022. The Company expects to close the quarter with North America revenue of at least $210 million, an increase of approximately 34% year-over-year, and Rest of World (“ROW”) revenue of at least $5.5 million. Paid subscribers in North America for the quarter are expected to exceed 1,220,000, an increase of more than 27% year-over-year, with ROW paid subscribers expected to reach approximately 350,000. The Company expects third quarter Adjusted EBITDA of approximately negative $100 million. The Company’s balance of cash and cash equivalents as of September 30, 2022 is expected to be at least $300 million.

All financial data included in this Item 8.01 are preliminary estimates of the Company’s anticipated results for the quarter ended September 30, 2022 and represent the most current information available to the Company’s management, as financial closing procedures for such quarter are not yet complete. These estimates are not a comprehensive statement of the Company’s financial results for the quarter ended September 30, 2022 and actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and review of the Company’s financial statements for the quarter ended September 30, 2022 and the subsequent occurrence or identification of events prior to the formal issuance of the third quarter financial results.

Key Metrics and Non-GAAP Measures

Paid Subscribers

We believe the number of paid subscribers is a relevant measure to gauge the size of our user base. Paid subscribers is defined as total subscribers that have completed registration with the Company, have activated a payment method (only reflects one paying user per plan), from which the Company has collected payment from in the month ending the relevant period. Users who are on a free (trial) period are not included in this metric.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP measure defined as Net Loss, adjusted for depreciation and amortization, stock-based compensation, income tax benefit, impairment of intangibles, other expenses, and one-time non-cash expenses.

We believe Adjusted EBITDA is a useful financial measure for investors as it is a supplemental measure used by management in evaluating our core operating performance. Our non-GAAP financial measures, such as Adjusted EBITDA, have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP. There are a number of limitations related to the use of the Company’s non-GAAP financial measures versus their nearest GAAP equivalents. First, these non-GAAP financial measures are not a substitute for GAAP financial measures. Second, these non-GAAP financial measures may not provide information directly comparable to measures provided by other companies in our industry, as those other companies may calculate their non-GAAP financial measures differently.

The Company is not providing a reconciliation of Adjusted EBITDA to Net Loss, the most directly comparable GAAP measure, because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation. As such, the Company cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

Dissolution of fubo Gaming Inc.

On October 17, 2022, the Board of Directors (the “Board”) of the Company approved the dissolution of its subsidiary, fubo Gaming Inc. (“Fubo Gaming”). As previously announced, the Company had placed its interactive wagering business under strategic review following the Board’s decision not to move forward with the business without a strategic partner. In connection with the dissolution, the Company will cease operation of Fubo Sportsbook effective immediately. The Company expects to incur certain immaterial charges in connection with these matters, primarily related to severance and other employee-related costs; however, the Company may also incur further charges, the amount and timing of which cannot be estimated at this time. In addition, the Company expects to incur certain non-cash impairment charges of intangible assets and other noncurrent assets of approximately $70 million, primarily relating to market access agreements, as well as to incur certain cash charges for the termination of certain contracts, the amount and timing of each of which cannot be further estimated at this time.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s preliminary financial results for the quarter ended September 30, 2022 and its business strategy and plans, including the planned dissolution of Fubo Gaming and potential charges that may be incurred in connection with the dissolution. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although management believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, important factors could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the factors set forth under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 filed with the Securities and Exchange Commission (“SEC”) on August 8, 2022 and the Company’s other periodic filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made herein. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release of the Company, dated October 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Exhibit 99.1 shall be deemed to be furnished, and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: October 17, 2022	By:	/s/ David Gandler
David Gandler
Chief Executive Officer